UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 E. Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2008

Date of reporting period: May 31, 2008

Item 1. Report to Stockholders.

Annual Report

Marketfield Fund

(Symbol: MFLDX)

May 31, 2008

Investment Adviser

Marketfield Asset Management, LLC

292 Madison Ave.

14th Floor

New York, NY 10017

Dear Shareholders:

At the close of business on July 23, 2008, Marketfield Fund’s net asset value (NAV) stood at $10.35. This represents a gain of 3.5% since inception on August 1, 2007, and a gain of 2.6% since the managers began investing the assets in our portfolio on October 12, 2007. For both periods the fund is ahead of its benchmark, the S&P 500 Index. Since the fund inception date of August 1, 2007 the S&P 500 Index had returns of -10.1% and since October 12, 2007 the S&P 500 Index had returns of - 16.6%.

The macroeconomic background during the entire period was shaped by the relentless deterioration of real estate markets and the leveraged financial institutions most involved in the provision of credit to these markets. Additional pressures on an already weak economy were provided by the historic rise in energy prices to levels at which many important industries have lost their financial viability. The rapid rise in commodity prices was matched by significant gains in commodity related sectors at a time that the rest of the equity market performed poorly. This led to the sort of crowded conditions that made us unwilling to participate in these sectors during the past several months.

To our concern, commodity inflation has prompted tightening responses from a growing number of central banks, at exactly the point where their local economies cannot stand higher rates and tighter credit conditions. This has led to a continued decline in most emerging market equities. Our exposure in emerging markets was already minimal, but we began establishing short positions during the latter portion of the month.

We feel the portfolio has been helped by the short exposure to financial institutions, which has been a consistent theme from the outset of our investment activity. At this writing, we have shifted the emphasis of our short positions away from the US and toward European financial institutions. There are two main reasons for this change. The first is our sense that European institutions have not, to date, been as forthcoming about their ultimate exposures to the sorts of credit risks that have dominated the financial landscape in the U.S. Secondly monetary policy pursued by the European Central Bank (ECB) and Bank of England (BOE) is far more hawkish than that of the Federal Reserve Bank (FRB) and the recent tightening action by the ECB will only accelerate the decline of European financial equities. In addition to the geographic shift in the financials, we have initiated short positions in commodity related equity sectors and within large segments of the emerging markets.

In the period ahead, we believe the fund’s performance will be strongly influence by the direction of commodity prices. It is our judgment that we are at a point in the cycle where rapid demand destruction is taking place as a consequence of extraordinarily high prices and the rapid deceleration of developing market economies, particularly in the real estate and construction sectors. Recent decisions by many Emerging Markets (EM) governments to diminish subsidies for petroleum products may mark the beginning of slower rates of consumption for these at a time when general economic activity is already under pressure. It appears government mandates requiring the use of food for motor fuels are promoting starvation in the poorest sectors of the global economy. Despite the powerful political lobbies behind the biofuel cycle, it is our sense that the human toll of these policies will provoke a backlash and eventual relaxation of many of these mandates. The removal of artificial demand support within the food complex should result in rapid reversals of their price gains.

As of the first week in July, the fund was 15% in cash, 70% long equities and 25% short. We continue in the belief that the non-financial portion of the U.S. economy is in relatively good condition, including the consumer. It is clear that if we experience a further price spiral in the energy sector, our view will be inappropriate, as has been the case for the quarter past. We are currently witnessing all of the fundamental correlates that generally accompany trend reversals, but the financial flows into commodities are still substantial and could trigger another episode of sharply rising prices. In that case, we may expect that the current allocations within the fund will limit the absolute damage and allow us to continue to move capital toward sectors where value appears.

Past performance does not guarantee future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested, however a mutual fund investor’s risk is limited to the amount invested in a fund. The Fund may also use options and future contracts, which may have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Opinions expressed are those of Marketfield Asset Management and are subject to changes are not guaranteed and should not be considered recommendations to buy or sell a security.

The Marketfield Fund is distributed by Quasar Distributors, LLC (7/08)

MARKETFIELD FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/07 – 5/31/08).

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within sixty days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees and dividends on short positions. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Marketfield Fund
	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Expenses Paid During Period 12/1/07 – 5/31/08*
Actual**	$1,000.00	$1,058.00	$15.28

Hypothetical (5% return before expenses)***	$1,000.00	$1,010.15	$14.93
*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Excluding dividends on short positions, your actual cost of investing in the Fund would be $10.29.
***	Excluding dividends on short positions, your hypothetical cost of investing in the Fund would be $10.08.

MARKETFIELD FUND

Investment Highlights

(Unaudited)

The investment objective of the Fund is capital appreciation and income. The Fund seeks to achieve its investment objective by investing primarily in common and preferred stocks and other equity instruments, bonds and other fixed income securities, and other investment companies, including exchange-traded funds (“ETFs”) and money market funds in proportions consistent with the Adviser’s evaluation of their expected risks and returns. In making these allocations the Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macro level, anticipated inflation and interest rates, consumer risk and the status of the market as a whole. The Fund’s assets may be allocated between equity securities and fixed-income securities at the discretion of the Adviser. The Fund’s allocation of portfolio assets as of May 31, 2008 is shown below.

Total Returns as of May 31, 2008

	Marketfield Fund	S&P 500 Index
Three Months	2.87%	5.77%

Since Inception (7/31/07)	7.60%	(2.82)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-236-4298. The Fund imposes a 1.00% redemption fee on shares held less than sixty days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The chart does not reflect any future performance.

MARKETFIELD FUND

Investment Highlights (Continued)

(Unaudited)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Portfolio allocations are subject to change.

*	Inception Date

MARKETFIELD FUND

Schedule of Investments

May 31, 2008

	Shares	Value
COMMON STOCKS 80.13%

Aerospace & Defense 1.03%
United Technologies Corp.	1,700	$120,768

Air Freight & Logistics 5.06%
FedEx Corp.	2,500	229,275
United Parcel Service, Inc.	5,100	362,202

		591,477

Airlines 1.19%
JetBlue Airways Corp.(a)	22,500	89,325
U S Airways Group, Inc.(a)	12,500	49,500

		138,825

Auto Components 2.14%
Exide Technologies(a)	15,200	250,648

Automobiles 0.82%
General Motors Corp.	5,600	95,760

Building Products 1.60%
USG Corp.(a)	5,500	187,275

Capital Markets 2.64%
International Assets Holding Corp.(a)	5,400	147,744
Knight Capital Group, Inc.(a)	9,000	160,290

		308,034

Commercial Banks 4.39%
Old National Bancorp	11,800	206,264
Standard Bank Group Ltd.(a)	10,833	125,126
Wells Fargo & Co.	6,600	181,962

		513,352

Communications Equipment 3.81%
Cisco Systems, Inc.(a)	3,500	93,520
Juniper Networks, Inc.(a)	6,800	187,136
QUALCOMM, Inc.	3,400	165,036

		445,692

Computers & Peripherals 2.44%
International Business Machines Corp.(c)	2,200	284,746

Construction & Engineering 2.00%
Fluor Corp.	1,250	233,187

Diversified Financial Services 0.46%
Shariah Capital Inc.(a)	25,000	53,750

Food & Staples Retailing 6.12%
Costco Wholesale Corp.(c)	6,400	456,448
Wal-Mart de Mexico SAB de CV(a)	58,800	257,838

		714,286

Health Care Equipment & Supplies 1.05%
Baxter International, Inc.	2,000	122,200

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

May 31, 2008

	Shares	Value
Hotels, Restaurants & Leisure 2.23%
McDonald’s Corp.(c)	4,400	$261,008

Household Durables 6.56%
Furniture Brands International, Inc.	14,201	199,666
KB Home	2,500	51,275
M/I Homes, Inc.	5,550	95,294
MDC Holdings, Inc.	1,600	65,008
Pulte Homes, Inc.	6,700	81,941
Ryland Group, Inc.	6,000	166,800
The Stanley Works	2,200	106,876

		766,860

Household Products 1.94%
Procter & Gamble Co.(c)	3,425	226,221

Industrial Conglomerates 1.13%
3M Co.	1,700	131,852

Insurance 1.22%
White Mountains Insurance Group Ltd.	300	143,100

Internet Software & Services 2.11%
Akamai Technologies, Inc.(a)	6,300	246,015

Metals & Mining 2.05%
Agnico-Eagle Mines Ltd.	1,800	127,242
Taseko Mines Ltd.(a)	23,000	112,240

		239,482

Multiline Retail 1.23%
Family Dollar Stores, Inc.	6,700	143,380

Oil, Gas & Consumable Fuels 1.63%
Hugoton Royalty Trust	5,700	190,494

Pharmaceuticals 1.95%
Eli Lilly & Co.(c)	2,300	110,722
Merck & Co., Inc.	3,000	116,880

		227,602

Road & Rail 8.61%
CSX Corp.	2,800	193,368
Landstar System, Inc.	4,500	250,740
Old Dominion Freight Line(a)	6,600	199,188
Union Pacific Corp.	4,400	362,164

		1,005,460

Semiconductor & Semiconductor Equipment 4.86%
Advanced Micro Devices, Inc.(a)	17,000	116,960
KLA-Tencor Corp.	4,600	212,152
Xilinx, Inc.	8,800	239,360

		568,472

Software 3.42%
Adobe Systems, Inc.(a)(c)	5,900	259,954
Microsoft Corp.	4,950	140,184

		400,138

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Investments (continued)

May 31, 2008

	Shares	Value
Specialty Retail 2.68%
Carmax, Inc.(a)	9,100	$178,906
Lowe’s Cos, Inc.	5,600	134,400

		313,306

Thrifts & Mortgage Finance 1.57%
Washington Federal, Inc.	8,200	183,598

Trading Companies & Distributors 2.19%
W.W. Grainger, Inc.	2,800	255,528

TOTAL COMMON STOCKS (Cost $8,997,028)		9,362,516

EXCHANGE-TRADED FUNDS 6.64%
SPDR Gold Trust(a)	1,000	87,380
UltraShort Financials ProShares	500	55,215
UltraShort FTSE/Xinhua China 25 ProShares	1,800	121,950
UltraShort Real Estate ProShares	900	76,347
Retail HOLDRs Trust	4,500	434,790

TOTAL EXCHANGE-TRADED FUNDS (Cost $800,139)		775,682

	Principal Amount	Value
SHORT TERM INVESTMENTS 11.20%
Credit Suisse Institutional Money Market Fund, Inc. 5.290%(b)	$49,139	49,139
Farmer Mac Discount Note 0.000% Coupon, 1.792% Effective Yield, 06/02/2008	1,259,000	1,258,939

TOTAL SHORT TERM INVESTMENTS (Cost $1,308,078)		1,308,078

Total Investments (Cost $11,105,245) 97.97%		11,446,276
Other Assets in Excess of Liabilities 2.03%		237,417

TOTAL NET ASSETS 100.00%		$11,683,693

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	Variable rate security; the rate shown represents the rate at May 31, 2008.
(c)	All or a portion of this security is pledged as collateral for short positions.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Schedule of Securities Sold Short

May 31, 2008

	Shares	Value
American International Group, Inc.	2,000	$72,000
Citigroup, Inc.	3,500	76,615
Deutsche Bank AG	1,500	159,705
The Goldman Sachs Group, Inc.	300	52,923
iShares S&P GSCI Commodity Index(1)	2,300	156,170
Kohl’s Corp.	2,300	103,040
Legg Mason, Inc.	2,100	113,001
Morgan Stanley	2,600	114,998
Royal Bank of Scotland Group PLC — ADR	21,300	101,388
SL Green Realty Corp.	1,500	149,550
SunTrust Banks, Inc.	2,000	104,420
Terra Industries, Inc.	2,800	122,164
UBS AG	4,000	94,640
UBS AG(2)	4,000	4,760
United States Oil Fund LP(1)	800	82,448
Wachovia Corp.(1)	3,900	92,820

TOTAL SECURITIES SOLD SHORT (Proceeds $1,673,000)		$1,600,642

(1)	Exchange Traded Fund
(2)	Rights

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Assets and Liabilities

May 31, 2008
Assets
Investments, at value (cost $11,105,245)	$11,446,276
Foreign Currencies (cost $12,770)	13,046
Cash	560
Dividends and interest receivable	21,138
Deposit for short sales	1,877,033
Receivable from Adviser	139
Other assets	11,064

Total Assets	13,369,256

Liabilities
Securities sold short, at market value (proceeds $1,673,000)	1,600,642
Dividends payable on short positions	31,921
Payable to Affiliates	19,025
Accrued expenses and other liabilities	33,975

Total Liabilities	1,685,563

Net Assets	$11,683,693

Net Assets Consist Of:
Paid-in capital	$11,278,006
Accumulated net investment income	3,239
Accumulated net realized gain (loss) from:
Investments	(241,676)
Short transactions	160,091
Purchased options	56,270
Written options	14,050
Net unrealized appreciation on:
Investments	341,031
Foreign currency translation	324
Short transactions	72,358

Net Assets	$11,683,693

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,085,752

Net asset value and offering price per share	$10.76

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statement of Operations

For the Period Ended May 31, 2008(1)
Investment Income
Interest income	$24,907
Dividend income(2)	49,062

Total Investment Income	73,969

Expenses
Advisory fees	62,888
Dividends on short positions	43,447
Administration fees	29,000
Audit and tax fees	26,398
Transfer agent fees and expenses	23,254
Custody fees	22,014
Fund accounting fees	21,871
Federal and state registration fees	14,839
Reports to shareholders	7,553
Chief Compliance Officer fees and expenses	6,986
Legal fees	5,855
Trustees’ fees and related expenses	2,327
Other expenses	2,016

Total Expenses	268,448
Less waivers and reimbursement by Adviser	(135,162)

Net Expenses	133,286

Net Investment (Loss)	(59,317)

Realized And Unrealized Gain (loss) on Investments
Net realized gain (loss) from:
Investments	(192,378)
Short Transactions	173,345
Foreign currency translation	4
Purchased options	56,270
Written options	14,050
Change in net unrealized appreciation/depreciation on:
Investments	341,031
Foreign currency translation	324
Short Transactions	72,358

Net Realized And Unrealized Gain on Investments	465,004

Net Increase In Net Assets From Operations	$405,687

(1)	The Fund commenced operations on July 31, 2007.
(2)	Net of $236 in withholding tax.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Statements of Changes in Net Assets

Period Ended May 31, 2008(1)
From Operations
Net investment (loss)	$(59,317)
Net realized gain (loss) from:
Investments	(192,378)
Short Transactions	173,345
Foreign currency translation	4
Purchased options	56,270
Written options	14,050
Change in net unrealized appreciation/depreciation on:
Investments	341,031
Foreign currency translation	324
Short Transactions	72,358

Net increase in net assets from operations	405,687

From Capital Share Transactions
Proceeds from shares sold	11,278,071
Payments for shares redeemed	(65)

Net increase in net assets from capital share transactions	11,278,006

Total Increase in Net Assets	11,683,693

Net Assets:
Beginning of period	—

End of period	$11,683,693

(1)	The Fund commenced operations on July 31, 2007.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended May 31, 2008(1)
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)
Net realized and unrealized gain on investments	0.81

Total from investment operations	0.76

Net Asset Value, End of Period	$10.76

Total Return(2)	7.60%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$11,684

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)	5.98	%(4)
After waiver and expense reimbursement(3)	2.97	%(4)

Ratio of net investment loss to average net assets:
Before waiver and expense reimbursement(3)	(4.33	)%(5)
After waiver and expense reimbursement(3)	(1.32	)%(5)

Portfolio turnover rate(2)	123.43%

(1)	Fund commenced operations on July 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized.
(4)

The ratio of expenses to average net assets includes dividends on short positions. The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions were 5.01% and 2.00% respectively.

(5)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

MARKETFIELD FUND

Notes to Financial Statements

May 31, 2008

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Marketfield Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation and income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund commenced operations on July 31, 2007. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Marketfield Asset Management, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith in accordance with procedures adopted by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price or NOCP may not reflect its actual market value at the time of the U.S. market close. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

(b)	Foreign Securities

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

(c)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer

MARKETFIELD FUND

Notes to Financial Statements, continued

May 31, 2008

through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund’s receivable for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(d)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of the trade.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the quoted bid price. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

Transactions in options written during the period ended May 31, 2008 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	—	—
Options written	10,000	$18,050
Options terminated in closing transactions	5,000	12,000
Options exercised	—	—
Options expired	5,000	6,050

Outstanding, end of period	—	—

MARKETFIELD FUND

Notes to Financial Statements, continued

May 31, 2008

(e)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(f)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 1.00% redemption fee on shares held less than sixty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. During the period ended May 31, 2008 the Fund did not retain any redemption fees.

(i)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(j)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(k)	New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax

MARKETFIELD FUND

Notes to Financial Statements, continued

May 31, 2008

position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in fiscal 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of May 31, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in fiscal 2008. At May 31, 2008, the tax year 2007 remains open to examination in the Fund’s major tax jurisdictions.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(3)	Federal Tax Matters

As of May 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$11,126,089

Gross tax unrealized appreciation	$947,419
Gross tax unrealized depreciation	(554,550)

Net tax unrealized depreciation	$392,869

Undistributed ordinary income	$5,949
Undistributed long-term capital gain	3,630

Total distributable earnings	$9,579

Other accumulated gains	$3,239

Total accumulated gains	$405,687

The difference between book basis and tax basis of investments is attributable mainly to deferral of losses on wash sales.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income (Loss)	62,556
Accumulated Net Realized Gain (Loss)	(62,556)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.40% of the Fund’s average daily net assets.

MARKETFIELD FUND

Notes to Financial Statements, continued

May 31, 2008

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the Adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 2.00% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the period ended May 31, 2008, expenses of $135,162 incurred by the Fund were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2011	$135,162

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended May 31, 2008(1)
Shares Sold	1,085,758
Shares Redeemed	(6)

Net Increase	1,085,752

(1)	Fund commenced operations on July 31, 2007.

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended May 31, 2008, were $15,566,622 and $5,567,129, respectively. There were no purchases or sales of U.S. government securities for the Fund.

MARKETFIELD FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board Trustees

of Marketfield Fund:

We have audited the accompanying statement of assets and liabilities of Marketfield Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, including the schedule of investments, as of May 31, 2008, and the related statements of operations and changes in net assets and the financial highlights for the period from July 31, 2007 (commencement of operations) to May 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2008, and the results of its operations, the changes in its net assets, and financial highlights for the period from July 31, 2007 (commencement of operations) to May 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, WI

July 28, 2008

MARKETFIELD FUND

Additional Information

(Unaudited)

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-866-236-4298.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	18	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–Present); Director, Flight Standards & Training (1990–1999).	18	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

MARKETFIELD FUND

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–Present).	18	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Vice President	Indefinite Term; Since January 11, 2008	Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Kathleen Osland 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (May 2005–present); Associate Counsel, Urban & Taylor, S.C. (2003–2005).	N/A	N/A

Rachael A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Marketfield Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Marketfield Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-236-4298. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-866-236-4298, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

MARKETFIELD FUND

Investment Adviser	Marketfield Asset Management, LLC
292 Madison Avenue
14th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant	U.S. Bancorp Fund Services, LLC
and Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on February 8, 2008.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services for the first fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements during the fiscal year. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The principal accountant did not provide any audit-related or other services during the first fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. The following table details the aggregate fees billed or expected to be billed for the first fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 5/31/2008
Audit Fees	$22,000
Audit-Related Fees	$0
Tax Fees	$4,400
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 5/31/2008
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the first fiscal year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2008
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 8, 2008.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date August 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date August 1, 2008